UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 20, 2018

JANEL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-60608	86-1005291
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Merrick Road, Suite 400, Lynbrook, New York 11563
(Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (516) 256-8143

Inapplicable
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On November 20, 2018, Janel Group, Inc. and The Janel Group of Georgia, Inc., each a wholly-owned subsidiary of Janel Corporation (the “Company”), as borrowers, the Company and its wholly-owned subsidiary, Aves Labs, Inc. (“Aves”), as loan party obligors, and Honor Worldwide Logistics LLC (“Honor WW”), HWL Brokerage LLC (“HWL”) and Global Trading Resources, Inc. (“Global”), as new borrowers, entered into the Limited Waiver, Joinder and Second Amendment (“Amendment No. 2”) to the Loan and Security Agreement, dated October 17, 2017 (as amended by the Limited Waiver, Joinder and First Amendment dated as of March 21, 2018, the “Loan Agreement”), with Santander Bank, N.A., in its capacity as Lender. Pursuant to, and among other changes effected by, Amendment No. 2: (1) Honor WW, HWL and Global were added as new borrowers under the Loan Agreement; (2) Aves was released as a loan party obligor under the Loan Agreement; (3) the maximum revolving facility amount available was increased from $11.0 million to $17.0 million (limited to 85% of the borrowers’ eligible accounts receivable borrowing base and reserves); (4) the foreign account sublimit was increased from $2.0 million to $2.5 million; (5) the letter of credit limit was increased from $500,000 to $1.0 million; (6) the definitions of “Debt Service Coverage Ratio,” “Debt Service Coverage Ratio (Borrower Group)” and “Loan Party” were restated; (7) the permitted acquisition debt basket was increased from $2.5 million to $4.0 million; and (8) the permitted indebtedness basket was increased from $500,000 to $1.0 million.

The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by the terms and conditions of Amendment No. 2, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Title
10.1
Limited Waiver, Joinder and Second Amendment, dated November 20, 2018, to the Loan and Security Agreement, by and among Janel Group, Inc., The Janel Group of Georgia, Inc., Aves Labs, Inc., Honor Worldwide Logistics LLC, HWL Brokerage LLC, Global Trading Resources, Inc., Janel Corporation and Santander Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JANEL CORPORATION
(Registrant)

Date: November 26, 2018	By:	/s/ Dominique Schulte
Dominique Schulte
President and Chief Executive Officer